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                                                                    EXHIBIT 10.1

                                 SYNOPSYS, INC.

                             1992 STOCK OPTION PLAN

           (AMENDED JULY 29, 1992, OCTOBER 28, 1992, OCTOBER 27, 1993,
          OCTOBER 27, 1994, NOVEMBER 1, 1995, MAY 1, 1996, MAY 3, 1996,
              OCTOBER 30, 1996, JANUARY 11, 2000 AND MAY 25, 2001)


                                   ARTICLE ONE
                                     GENERAL

I. PURPOSE OF THE PLAN

                A. This 1992 Stock Option Plan ("Plan") is intended to promote the interests of Synopsys, Inc., a Delaware corporation (the "Corporation"), by providing (i) key employees (including officers and directors) of the Corporation (or its parent or subsidiary corporations) who are responsible for the management, growth and financial success of the Corporation (or its parent or subsidiary corporations) and (ii) consultants and other independent advisors who provide valuable services to the Corporation (or its parent or subsidiary corporations) with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation (or its parent or subsidiary corporations).

                B. The Plan shall become effective on the first date on which the shares of the Corporation's common stock are registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). Such date is hereby designated as the Effective Date of the Plan.

                C. This Plan shall serve as the successor to the Corporation's 1988 Restricted Stock Plan (the "1988 Plan"), and no further option grants shall be made under the 1988 Plan from and after the Effective Date of this Plan. All options outstanding under the 1988 Plan on such Effective Date are hereby incorporated into this Plan and shall accordingly be treated as outstanding options under this Plan. However, each outstanding option so incorporated shall continue to be governed solely by the express terms and conditions of the instrument evidencing such grant, and no provision of this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of the Corporation's common stock thereunder. All outstanding unvested share issuances under the 1988 Plan shall continue to be governed solely by the express terms and conditions of the instruments evidencing such issuances, and no provision of this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such unvested shares.

                D. For purposes of the Plan, the following provisions shall be applicable in determining the parent and subsidiary corporations of the
Corporation:

                Any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation shall be considered to be a parent of the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                Each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation shall be considered to be a subsidiary of the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.


II. ADMINISTRATION OF THE PLAN

                A. Administrator. The Plan shall be administered by the Board of Directors or a committee that will satisfy Rule 16b-3 of the Securities and Exchange Commission and Section 162(m) of the Internal Revenue



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Code, as in effect with respect to the Company from time to time (in either case, the "Administrator"). In connection with the administration of the Plan, the Administrator shall have the powers possessed by the Board. The Administrator may act only by a majority of its members, except that the Administrator may authorize any one or more of its members or any officer of the Company to execute and deliver documents on behalf of the Administrator. For so long as not otherwise required for the Plan to comply with Rule 16b-3, the Administrator or the Board may delegate to one or more directors of the Company authority to grant stock options to persons who are not subject to Section 16 of the Exchange Act, and may delegate administrative duties to such director(s) and such employees of the Company as it deems proper. The Board at any time may terminate the authority delegated to any committee of the Board pursuant to this
Section III(a) and revest in the Board the administration of the Plan.

                B. Authority. The Administrator shall grant options and authorize stock issuances (in either case an "Award") to selected eligible employees and consultants. In particular and without limitation, the Administrator, subject to the terms of the Plan, shall:

                  (i) select the officers, other employees, and consultants to whom Awards may be granted;

                  (ii) determine whether and to what extent Awards are to be granted under the Plan;

                  (iii) determine the number of shares to be covered by each Award granted under the Plan; and

                  (iv) determine the terms and conditions of any Award granted under the Plan and any related loans to be made by the Company, based upon factors determined by the Administrator;

                  provided, however, that the Administrator shall not have the power to approve a program whereby outstanding Awards are surrendered in exchange for Awards with a lower exercise price, without first obtaining stockholder approval of such program.

III. ELIGIBILITY

                A. The persons eligible to receive option grants ("Optionee") are as follows:

                  (i) officers and other key employees of the Corporation (or its parent or subsidiary corporations) who render services which contribute to the management, growth and financial success of the Corporation (or its parent or subsidiary corporations);

                  (ii) those consultants or other independent advisors who provide valuable services to the Corporation (or its parent or subsidiary corporations).

                B. Non-employee members of the Board shall not be eligible to participate in the Plan or in any other stock option, stock purchase, stock bonus or other stock plan of the Corporation (or its parent or subsidiary corporations), other than the 1994 Non-Employee Directors Stock Option Plan.

IV. STOCK SUBJECT TO THE PLAN

                A. Shares of the Corporation's common stock (the "Common Stock") shall be available for issuance under the Plan and shall be drawn from either the Corporation's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed the sum of (i) 17,767,142 shares plus (ii) an additional number of shares equal to 5% of the number of shares of Common Stock and Common Stock equivalents outstanding on the first day of each of the 1997, 1998 and 1999 fiscal years. Such authorized share reserve includes the number of shares which remained available for issuance, as of the Effective Date, under the 1988 Plan as last approved by the Corporation's stockholders prior to such Effective Date, including the shares subject to the outstanding options incorporated into this Plan and any other shares available for future option grant under the 1988 Plan as last approved by the stockholders, and such reserve shall be adjusted from time to time in accordance with the provisions of this Section IV. To the extent one or more



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outstanding options under the 1988 Plan which have been incorporated into this
Plan are subsequently exercised, the number of shares issued with respect to each such option shall reduce, on a share- for-share basis, the number of shares available for issuance under this Plan.

                B. In no event may the maximum number of shares which may be issued pursuant to Incentive Options granted under the Plan on or after the first day of the 1995 fiscal year (October 2, 1994) exceed 16,000,000 shares, subject to adjustment from time to time in accordance with the provisions of this Section IV. The maximum number of shares which may be issued pursuant to Incentive Options granted under the Plan prior to the first day of the 1995 fiscal year (October 2, 1994) shall not exceed 11,400,000 shares, subject to adjustment from time to time in accordance with the provisions of this Section IV.

                C. In no event may the aggregate number of shares of Common Stock for which any one individual participating in the Plan may be granted stock options and/or separately-exercisable stock appreciation rights during any fiscal year exceed 750,000 shares, except in the case of an individual's initial employment with the Company, in which case such individual may be granted stock options and/or stock appreciation rights for an additional 250,000 shares, subject to adjustment from time to time in accordance with the provisions of this Section IV. For purposes of such limitation, no stock options or stock appreciation rights granted prior to January 1, 1994 shall be taken into account.


                D. Should one or more outstanding options under this Plan (including outstanding options under the 1988 Plan incorporated into this Plan) expire or terminate for any reason prior to exercise in full (including any option cancelled in accordance with the cancellation-regrant provisions of
Section IV of Article Two of the Plan), then the shares subject to the portion of each option not so exercised shall be available for subsequent option grant under the Plan. Shares subject to any option or portion thereof surrendered or cancelled in accordance with Section V of Article Two and all shares issuances under the Plan, whether or not the shares are subsequently repurchased by the Corporation pursuant to its repurchase rights under the Plan, shall not be available for subsequent option grant under the Plan. In addition, should the exercise price of an outstanding option under the Plan be paid with shares of Common Stock, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock actually issued to the holder of such option.

                E. In the event any change is made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities which may be issued pursuant to Incentive Options granted under the Plan, whether before or after the first day of the 1995 fiscal year, (iii) the total number and/or class of securities for which stock options and separately-exercisable stock appreciation rights may be granted to any one participant in the Plan after December 31, 1993, (iv) the number and/or class of securities and price per share in effect under each outstanding option under the Plan and (v) the number and/or class of securities and price per share in effect under each outstanding option incorporated into this Plan from the 1988 Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options.

                The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                F. Common Stock issuable under the Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions determined by the Plan Administrator.


                                   ARTICLE TWO
                                  OPTION GRANTS

I. TERMS AND CONDITIONS OF OPTIONS

                Options granted pursuant to the Plan shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or non-statutory options. Individuals who



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are not Employees of the Corporation or its parent or subsidiary corporations may only be granted non-statutory options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; provided, however, that each such instrument shall comply with the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of
Section II of this Article Two.

                A. Option Price.

                (1) The option price per share shall be fixed by the Plan Administrator. In no event, however, shall it be less than one hundred percent (100%) of the fair market value per share of Common Stock on the date of the option grant.

                (2) The option price shall become immediately due upon exercise of the option and, subject to the provisions of Article Three, Section I and the instrument evidencing the grant, shall be payable in one of the following alternative forms specified below:

                  - full payment in cash or check drawn to the Corporation's order;

                  - full payment in shares of Common Stock held for at least six
        (6) months and valued at fair market value on the Exercise Date (as such term is defined below);

                  - full payment in a combination of shares of Common Stock held for at least six (6) months and valued at fair market value on the Exercise Date and cash or check; or

                  - full payment through a broker-dealer sale and remittance procedure pursuant to which the Optionee (I) shall provide irrevocable written instructions to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Corporation in connection with such purchase and (II) shall provide written directives to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

                For purposes of this subparagraph (2), the Exercise Date shall be the date on which written notice of the option exercise is delivered to the Corporation. Except to the extent the sale and remittance procedure is utilized in connection with the exercise of the option, payment of the option price for the purchased shares must accompany such notice.

                (3) The fair market value per share of Common Stock on any relevant date under the Plan shall be determined in accordance with the following provisions:

                  - If the Common Stock is not at the time listed or admitted to trading on any national stock exchange but is traded on the Nasdaq National Market, the fair market value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market System or any successor system. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of fair market value.

                  - If the Common Stock is at the time listed or admitted to trading on any national stock exchange, then the fair market value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                B. Term and Exercise of Options. Each option shall be exercisable at such time or times and during such period as is determined by the Plan Administrator and set forth in the stock option agreement



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evidencing the grant; provided that at least 75% of the options granted hereunder shall become exercisable ratably over a four year period from the date of grant, with the vesting interval (i.e., monthly, quarterly, etc.) and any period prior to the commencement of vesting determined in each case by the Plan Administrator. No such option, however, shall have a maximum term in excess of ten (10) years from the grant date. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee otherwise than by will or by the laws of descent and distribution following the Optionee's death.

                C. Termination of Service.

                (1) Except to the extent otherwise provided pursuant to Section VI of this Article Two, the following provisions shall govern the exercise period applicable to any outstanding options under the Plan which are held by the Optionee at the time of his or her cessation of Service or death.

                  - Should the Optionee cease Service for any reason (including death or permanent disability as defined in Section 22(e)(3) of the Internal Revenue Code) while holding one or more outstanding options under the Plan, then none of those options shall (except to the extent otherwise provided pursuant to Section VI of this Article Two) remain exercisable beyond the limited post-Service period designated by the Plan Administrator at the time of the option grant and set forth in the option agreement.

                  - Any option granted to an Optionee under the Plan and exercisable in whole or in part on the date of the Optionee's death may be subsequently exercised, by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution, provided and only if such exercise occurs prior to the earlier of (i) the expiration of the period designated by the Plan Administrator at the time of the option grant and set forth in the option agreement, which may be any period from one month to three years measured from the date of the Optionee's death, or
        (ii) the specified expiration date of the option term. Upon the occurrence of the earlier event, the option shall terminate and cease to be exercisable.

                  - Under no circumstances, however, shall any such option be exercisable after the specified expiration date of the option term.

                  - During the limited post-Service exercise period, the option may not be exercised for more than the number of shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of such limited exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be exercisable. However, upon the Optionee's cessation of Service, each outstanding option at the time held by the Optionee shall immediately terminate and cease to be outstanding with respect to any shares for which the option is not otherwise at that time exercisable or in which the Optionee is not otherwise vested.

                  - Should (i) the Optionee's Service be terminated for misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or (ii) the Optionee make any unauthorized use or disclosure of confidential information or trade secrets of the Corporation or its parent or subsidiary corporations, then in any such event all outstanding options held by the Optionee under this Article Two shall terminate immediately and cease to be exercisable.

                (2) The Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to permit one or more options held by the Optionee under this Article Two to be exercised, during the limited period of exercisability provided under subparagraph (1) above, not only with respect to the number of shares for which each such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more subsequent installments for which the option would otherwise have become exercisable had such cessation of Service not occurred.

                (3) For purposes of the foregoing provisions of this Section I.C (and for all other purposes under the Plan):

                  - The Optionee shall (except to the extent otherwise specifically provided in the applicable option agreement) be deemed to remain in the Service of the Corporation for so long as such individual



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       renders services on a periodic basis to the Corporation (or any parent or subsidiary corporation) in the capacity of an Employee, a non-employee member of the Board or an independent consultant or advisor.

                  - The Optionee shall be considered to be an Employee for so long as he or she remains in the employ of the Corporation or one or more parent or subsidiary corporations, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

                D. Stockholder Rights.

                An Optionee shall have no stockholder rights with respect to any shares covered by the option until such individual shall have exercised the option, paid the option price for the purchased shares and been issued a stock certificate for such shares.

                E. Repurchase Rights.

                The shares of Common Stock acquired upon the exercise of options granted under this Article Two may be subject to repurchase by the Corporation in accordance with the following provisions:

                (a) The Plan Administrator shall have the discretion to authorize the issuance of unvested shares of Common Stock under this Article Two. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase any or all of those unvested shares at the option price paid per share. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the instrument evidencing such repurchase right.

                (b) All of the Corporation's outstanding repurchase rights shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, upon the occurrence of any Corporate Transaction under
Section III of this Article Two, except to the extent:

                  (i) any such repurchase right is to be assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (ii) such termination is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

                (c) The Plan Administrator shall have the discretionary authority, exercisable either before or after the Optionee's cessation of Service, to cancel the Corporation's outstanding repurchase rights with respect to one or more shares purchased or purchasable by the Optionee under this Article Two and thereby accelerate the vesting of such shares in whole or in part at any time.


II. INCENTIVE OPTIONS

                The terms and conditions specified below shall be applicable to all Incentive Options granted under the Plan. Incentive Options may only be granted to individuals who are Employees of the Corporation. Options which are specifically designated as "non- statutory" options when issued under the Plan shall not be subject to such terms and conditions.

                A. Dollar Limitation. The aggregate fair market value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee after December 31, 1986 under this Plan (or any other option plan of the Corporation or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under the Federal tax laws during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as incentive stock options under the Federal tax laws shall be applied on the basis of the order in which such options are granted.

                B. 10% Stockholder. If any individual to whom an Incentive Option is granted is the owner of stock (as determined under Section 424(d) of the Internal Revenue Code) possessing 10% or more of the total



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combined voting power of all classes of stock of the Corporation or any one of its parent or subsidiary corporations, then the option price per share shall not be less than one hundred and ten percent (110%) of the fair market value per share of Common Stock on the grant date, and the option term shall not exceed five (5) years, measured from the grant date.

                Except as modified by the preceding provisions of this Section II, the provisions of Articles One, Two and Three of the Plan shall apply to all Incentive Options granted hereunder.


III. CORPORATE TRANSACTIONS/CHANGES IN CONTROL

                A. In the event of any of the following stockholder-approved transactions to which the Corporation is a party (a "Corporate Transaction"):

                (i) a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Corporation's incorporation,

                (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in liquidation or dissolution of the Corporation, or

                (iii) any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to holders different from those who held such securities immediately prior to such merger, then the exercisability of each option outstanding under the Plan shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. However, an outstanding option under this Article Two shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, to be assumed by the successor corporation or parent thereof or replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, (ii) such option is to be replaced by a comparable cash incentive program of the successor corporation based on the option spread at the time of the Corporate Transaction, or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of comparability under clause (i) or (ii) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

                B. Immediately after the consummation of the Corporate Transaction, all outstanding options under the Plan shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company.

                C. Each outstanding option under the Plan which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder, in consummation of such Corporate Transaction, had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the option price payable per share, provided the aggregate option price payable for such securities shall remain the same. In addition, the maximum number and/or class of securities available for issuance under the Plan, the maximum number and/or class of securities which may be issued pursuant to Incentive Options granted under the Plan, whether before or after the first day of the 1995 fiscal year, and the total number and/or class of securities for which stock options and separately-exercisable stock appreciation rights may be granted to any one participant in the Plan after December 31, 1993 shall be appropriately adjusted following the consummation of the Corporate Transaction to reflect the effect of such transaction upon the Corporation's capital structure.

                D. The grant of options under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                E. The Plan Administrator shall have the discretionary authority, exercisable at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of



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one or more outstanding options under this Article Two (and the termination of one or more of the Corporation's outstanding repurchase rights under this Article Two) upon the occurrence of a Change in Control. Alternatively, the Plan Administrator shall have full power and authority to condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the subsequent termination of the Optionee's Service within a specified period following the Change in Control.

                F. For purposes of this Section III, a Change in Control shall be deemed to occur in the event:

                (i) any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept; or

                (ii) there is a change in the composition of the Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

                G. Any options accelerated in connection with the Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

                H. The exercisability as incentive stock options under the Federal tax laws of any options accelerated under this Section III in connection with a Corporate Transaction or Change in Control shall remain subject to the dollar limitation of Section II of this Article Two.


IV. [INTENTIONALLY OMITTED.]


V. STOCK APPRECIATION RIGHTS

                A. Provided and only if the Plan Administrator determines in its discretion to implement the stock appreciation right provisions of this Section V, one or more Optionees may be granted the right, exercisable upon such terms and conditions as the Plan Administrator may establish, to surrender all or part of an unexercised option under this Article Two in exchange for a distribution from the Corporation in an amount equal to the excess of (i) the fair market value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate option price payable for such vested shares.

                B. No surrender of an option shall be effective hereunder unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the Optionee shall accordingly become entitled under this Section V may be made in shares of Common Stock valued at fair market value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

                C. If the surrender of an option is rejected by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of
(i) five (5) business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than ten (10) years after the date of the option grant.

                D. One or more officers of the Corporation subject to the short-swing profit restrictions of the Federal securities laws may, in the Plan Administrator's sole discretion, be granted limited stock appreciation rights



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in tandem with their outstanding options under the Plan. Upon the occurrence of a Hostile Take-Over effected at any time when the Corporation's outstanding Common Stock is registered under Section 12(g) of the 1934 Act, each outstanding option with such a limited stock appreciation right in effect for at least six
(6) months shall automatically be cancelled, to the extent such option is at the time exercisable for fully-vested shares of Common Stock. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the vested shares of Common Stock at the time subject to the cancelled option (or cancelled portion of such option) over (ii) the aggregate exercise price payable for such shares. The cash distribution payable upon such cancellation shall be made within five (5) days following the consummation of the Hostile Take-Over. Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option cancellation and cash distribution. The uncancelled portion of the option (if any) shall continue to remain outstanding and become exercisable in accordance with the terms of the agreement evidencing that grant.

                E. For purposes of Section V.D, the following definitions shall be in effect:

                A Hostile Take-Over shall be deemed to occur in the event (i) any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept and (ii) more than fifty percent (50%) of the securities so acquired in such tender or exchange offer are accepted from holders other than Corporation officers and directors participating in the Plan.

                The Take-Over Price per share shall be deemed to be equal to the greater of (a) the fair market value per share on the date of cancellation, as determined pursuant to the valuation provisions of Section I.A. (3) of this Article Two, or (b) the highest reported price per share of Common Stock paid in effecting such Hostile Take-Over. However, if the cancelled option is an Incentive Option, the Take-Over Price shall not exceed the clause (a) price per share.

                F. The shares of Common Stock subject to any option surrendered or cancelled for an appreciation distribution pursuant to this Section V shall not be available for subsequent option grant under the Plan.


VI. EXTENSION OF EXERCISE PERIOD

                The Plan Administrator shall have full power and authority to extend the period of time for which any option granted under this Article Two is to remain exercisable following the Optionee's cessation of Service or death from the limited period in effect under Section I.C.(1) of this Article Two to such greater period of time as the Plan Administrator shall deem appropriate; provided, however, that in no event shall such option be exercisable after the specified expiration date of the option term.


                                  ARTICLE THREE
                                  MISCELLANEOUS

I. [INTENTIONALLY OMITTED.]


II. AMENDMENT OF THE PLAN AND AWARDS

                A. The Board has complete and exclusive power and authority to amend or modify the Plan in any or all respects whatsoever. However, no such amendment or modification may adversely affect the rights and obligations of an Optionee with respect to options at the time outstanding under the Plan, unless the Optionee consents to such amendment. In addition, the Board may not, without the approval of the Corporation's stockholders, amend the Plan to (i) materially increase the maximum number of shares issuable under the Plan, the maximum number of shares issuable pursuant to Incentive Options granted under the Plan on or after the first day of the 1995 fiscal year or the number of shares for which any one individual participating in the Plan may be granted stock options and separately-exercisable stock appreciation rights in the aggregate after December 31, 1993 (except for permissible adjustments under Article One, Section IV) or (ii) materially modify the eligibility requirements for participation in the Plan or the benefits accruing to Optionees under the Plan.

                B. Options to purchase shares of Common Stock may be granted in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued are held in escrow until stockholder approval is obtained for a sufficient increase in the number of shares available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess option grants are made, then (I) any unexercised excess options shall terminate and cease to be exercisable and (II) the Corporation shall promptly refund the purchase price paid for any excess shares actually issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow.


III. EFFECTIVE DATE AND TERM OF PLAN

                A. The Plan was initially adopted by the Board effective February 24, 1992. The Plan was amended by the Board on July 29, 1992, October 28, 1992, October 27, 1993, October 27, 1994, November 1, 1995, May 1, 1996, May
3, 1996, October 30, 1996, January 11, 2000, and May 25, 2001.

                B. Each option issued and outstanding under the 1988 Plan immediately prior to the Effective Date of this Plan shall be incorporated into this Plan and treated as an outstanding option under this Plan, but each such option shall continue to be governed solely by the terms and conditions of the instrument evidencing such grant, and nothing in this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options with respect to their acquisition of shares of Common Stock thereunder. Each unvested share of Common Stock outstanding under the 1988 Plan on the Effective Date of this Plan shall continue to be governed solely by the terms and conditions of the instrument evidencing such share issuance, and nothing in this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holder of such unvested shares.

                C. The sale and remittance procedure authorized for the exercise of outstanding options under this Plan shall be available for all options granted under this Plan on or after the Effective Date and for all non-statutory options outstanding under the 1988 Plan and incorporated into this Plan. The Plan Administrator may also allow such procedure to be utilized in connection with one or more disqualifying dispositions of Incentive Option shares effected after the Effective Date, whether such Incentive Options were granted under this Plan or the 1988 Plan.

                D. The option/vesting acceleration provisions of Section III of Article Two relating to Corporate Transactions and Changes in Control may, in the Plan Administrator's discretion, be extended to one or more stock options which are outstanding under the 1988 Plan on the Effective Date of this Plan but which do not otherwise provide for such acceleration.

                E. The Plan shall terminate upon the earlier of (i) January 13, 2002 or (ii) the date on which all shares available for issuance under the Plan shall have been issued or cancelled pursuant to the exercise, surrender or cash-out of the outstanding options under the Plan. If the date of termination is determined under clause (i) above, then all option grants outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such grants.




IV. USE OF PROCEEDS

                Any cash proceeds received by the Company from the sale of shares under the Plan shall be used for general corporate purposes.


V. REGULATORY APPROVALS

                A. The implementation of the Plan, the granting of any option under the Plan and the issuance of Common Stock upon the exercise or surrender of the option grants made hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it, and the Common Stock issued pursuant to it.

                B. No shares of Common Stock or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of Federal and State securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any securities exchange on which stock of the same class is then listed.


VI. NO EMPLOYMENT/SERVICE RIGHTS

                Neither the action of the Company in establishing the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the Plan shall be construed so as to grant any individual the right to remain in the employ or service of the Corporation (or any parent or subsidiary corporation) for any period of specific duration, and the Corporation (or any parent or subsidiary corporation retaining the services of such individual) may terminate such individual's employment or service at any time and for any reason, with or without cause.


VII. MISCELLANEOUS PROVISIONS

                A. The right to acquire Common Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any Optionee.

                B. The provisions of the Plan shall be governed by the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

                C. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, whether by Corporate Transaction or otherwise, and the Optionees, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

Schedule A

                           Companies Participating in
                      International Employee Stock Purchase
                                      Plan




Name                                                           Jurisdiction of Incorporation
----                                                           -----------------------------
Nihon Synopsys KK                                                                      Japan
Synopsys Consulting SARL                                                              France
Synopsys Finland OY                                                                  Finland
Synopsys GmbH                                                                        Germany
Synopsys (India) Private Limited.                                                      India
Synopsys International, Inc.                                                        Barbados
Synopsys International Limited                                                       Ireland
Synopsys Ireland Limited                                                             Ireland
Synopsys Ireland Resources                                                           Ireland
Synopsys Italia, S.r.l.                                                                Italy
Synopsys Korea, Inc. (Yuhan Hoesa Synopsys Korea)                                      Korea
Synopsys (Northern Europe) Limited                                            United Kingdom
Synopsys SARL                                                                         France
Synopsys Scandinavia AB                                                               Sweden
Synopsys Services SARL                                                                France
Synopsys (Singapore) Pte. Limited.                                                 Singapore
Synopsys Israel Limited                                                               Israel
Synopsys (India) EDA Software Private Limited                                          India
Synopsys Denmark ApS                                                                 Denmark
Synopsys Leda SARL                                                                    France
Synopsys Taiwan Limited                                                               Taiwan





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